                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported) December 29, 1998


                             OAKHURST COMPANY, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                      0-19450                    25-1655321
  (State or other              (Commission File             (I.R.S. Employer
    jurisdiction                    Number)                Identification No.)
 of incorporation)

 3513 Concord Pike
     Suite 3527
Wilmington, Delaware                                              19803
    (Address of                                                (Zip code)
principal executive
      offices)

Registrant's telephone number, including area code: (302) 478-9170












                                                         Exhibit Index at Page 9

                                  Page 1 of 12

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Item 2.  Acquisition or Disposition of Assets

On December 30 Oakhurst Company, Inc. (the "Company") sold approximately 1,730,000 shares of common stock to KTI, Inc. in a private placement for $865,000 and as a result, KTI has become a 35% shareholder of the Company. In conjunction with the placement, Oakhurst entered into a subordinated loan agreement with KTI pursuant to which KTI has committed to lend the Company up to $17 million. KTI, Inc. is an integrated, value-added processor of nonhazardous solid wastes that owns and operates waste-to-energy and recycling facilities throughout the United States and Canada, with assets in excess of $400 million.

The funds from the private placement and the loans will be invested by the Company in Oakhurst Technology, Inc. ("OTI"), a wholly-owned subsidiary of the Company and will be used by OTI for upgrading and retrofitting a 20 megawatt waste-to-energy facility in Ford Heights, Illinois, and for providing working capital for the operation of the facility. In consideration of the agreement by OTI to invest the funds, to provide the working capital, and to operate the facility, OTI acquired a 50% equity interest in the entity that owns the facility, New Heights Recovery & Power, LLC (formerly known as CGE Ford Heights, L.L.C.) ("New Heights"). The interest was acquired from U.S. Bank Trust
National Association, as Indenture Trustee for New Heights as Debtor pursuant to a Reorganization Plan that was confirmed by the United States Bankruptcy Court for the District of Delaware on December 15, 1998 (the "Plan").

The New Heights facility was built in 1996 at a cost of approximately $110 million for the purpose of combusting waste rubber to produce electricity. Due to amendments to the Illinois Retail Rate Act, which repealed certain rate incentives to the facility, it was closed during start-up testing and the owner sought protection under federal bankruptcy laws. Pursuant to the Plan, the New Heights bondholders agreed to convert their $80 million in bonds and other claims into equity, and to grant 50% of their equity interest in New Heights to KTI or its affiliate, in return for a commitment to invest in and manage the project. KTI has designated OTI as its affiliate for these purposes, and KTI Operations, a wholly-owned subsidiary of KTI, will manage the facility.

The upgrading and retrofitting of the New Heights facility will include the use of KTI-patented cryogenic crumb rubber processing technology. Oakhurst expects that over time, subject to the receipt of the necessary permits, the New Heights facility will be developed as an environmental campus for the processing and recycling of paper and other non-hazardous wastes in addition to waste rubber. It is also expected that OTI will invest in businesses that will enhance the development of the crumb rubber industry and in related opportunities in the waste-to-energy and recycling sectors.

                                  -------------



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The statements contained in the foregoing Item 2 that are not historical facts contain forward-looking information and accordingly involve risks and uncertainties. Such forward-looking statements are based on management's belief as well as assumptions made by, and information currently available to, management pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Factors including overall economic conditions, conditions in the waste-to-energy and recycling industries, permitting and regulatory factors, competitors' and customers' actions and other risk factors described in the Company's filings with the Securities and Exchange Commission could cause actual results and outcomes to differ materially. The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this Report on Form 8-K or to reflect the occurrence of other unanticipated events.


Item 5.  Other Events

Effective as of December 29, 1998, Oakhurst Company, Inc. (the "Company") redeemed all of its rights issued pursuant to its shareholder rights plan dated as of February 10, 1998. Also effective December 29, 1998, the Company's Board of Directors adopted a new shareholders rights plan pursuant to a Rights Agreement (the "Rights Agreement") between Oakhurst Company, Inc. (the "Company") and American Stock Transfer and Trust Company, as Rights Agent (the "Rights Agent"), and declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share (the "Common Shares"), of the Company. The dividend is payable on December 29, 1998 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $.01 per share (the "Preferred Shares"), of the Company at a price of $10.00 per one one-hundredth of a Preferred Share (the "Purchase Price"), subject to adjustment.

The following summary of the principal terms of the Rights Agreement is a general description only and is subject to the detailed terms and conditions of the Rights Agreement. A copy of the Rights Agreement is attached as Exhibit 99.1 to the Company's Registration Statement on Form 8-A under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement.

Rights Evidenced by Common Share Certificates

The Rights will not be exercisable until the Distribution Date (defined below). Until the Distribution Date, certificates representing the Rights ("Rights Certificates") will not be sent to stockholders and the Rights will attach to and trade only with the Common Shares. Accordingly, Common Share certificates outstanding


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on the Record Date will evidence the Rights related thereto, and Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

Distribution Date

The Rights will separate from the Common Shares, Rights Certificates will be issued and the Rights will become exercisable upon such date (the "Distribution Date") which is the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 4.5% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.5% or more of the outstanding Common Shares.

Issuance of Rights Certificates; Expiration of Rights

As soon as practicable following the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights from and after the Distribution Date. All Common Shares issued prior to the earliest of the Distribution Date, the redemption of the Rights or the Final Expiration Date (as defined below) will be issued with Rights. The Rights will expire on December 29, 2008 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

Initial Exercise of the Rights

Following the Distribution Date, and until one of the further events described below, holders of the Rights will be entitled to receive, upon exercise and the payment of $10.00 per Right, one one-hundredth of a Preferred Share, subject to adjustment as described below. In addition, under certain circumstances described more fully herein, the Rights may become exercisable for Common Shares having a value equal to two times the Purchase Price and/or Common Stock of certain acquiring companies having a value equal to two times the Purchase Price.



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Right to Buy Acquiring Company Stock; Right to Buy Company Common Shares

Unless the Rights are earlier redeemed, in the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. Similarly, unless the Rights are earlier redeemed, in the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the Purchase Price of the Right.

Exchange Provision

At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Redemption

At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 4.5% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Adjustments to Prevent Dilution

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion


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price, less than the then-current market price of the Preferred Shares, or (iii)
upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above). The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

Cash Paid Instead of Issuing Fractional Shares

No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

No Stockholders' Rights Prior to Exercise

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Amendment to Rights Agreement

The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

Rights and Preferences of the Preferred Shares

Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount


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received per Common Share. These rights are protected by customary antidilution provisions.

Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

Certain Anti-takeover Effects

The Rights are designed to deal with the problem of a raider using what the Board of Directors perceives to be coercive tactics to deprive the Company's Board of Directors and stockholders of any real opportunity to determine the destiny of the Company by forcing the raider to negotiate with the Company's Board of Directors. The Rights may be redeemed by the Company at a redemption price of $0.001 per Right, subject to adjustment, prior to the public announcement that 4.5% or more of the Common Shares has been accumulated by a single acquiror or group. Thus, they should not interfere with any merger or other business combination approved by the Board of Directors nor affect any prospective offeror willing to negotiate in good faith with the Board of Directors. The Rights Agreement does not inhibit any stockholder from utilizing the Proxy mechanism to promote a change in the management or direction of the Company. While the Board of Directors is not aware of any effort to acquire control of the Company, it believes that the Rights Agreement represents a sound and reasonable means of safeguarding the investment of stockholders in the Company.

Distribution of the Rights will not in any way alter the financial strength of the Company or interfere with its business plans. The distribution of the Rights is not dilutive, does not affect reported earnings per share, is not taxable either to the recipient or to the Company, and will not change the way in which stockholders can currently trade shares of Common Stock. However, under certain circumstances, particularly where the Rights are "triggered" as the result of certain potentially abusive tactics, exercise of the Rights may be dilutive or affect reported earnings per share.


Item 7.  Financial Statements and Exhibits

(c) Exhibits.

     4 Rights Agreement, dated as of December 29, 1998 between Oakhurst Company, Inc. and American Stock Transfer and Trust Company, including the form of Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively. Filed as Exhibit 99.1 to the Company's Registration Statement on Form 8-A filed on January 5, 1999.

     99       Press Release Dated December 31, 1998.

                    ----------------------------------------


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             Oakhurst Company, Inc.


Date: January 5, 1999        By:     /s/ Roger M. Barzun
      ---------------           --------------------------------
                                           Roger M. Barzun
                                           Senior Vice President


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                                  EXHIBIT INDEX

     Exhibit                                        Description                                          At
     -------                                        -----------                                          --
       No.                                                                                              Page
       ---                                                                                              ----
        4         Rights Agreement, dated as of December 29, 1998 between
                  Oakhurst Company, Inc. and American Stock Transfer and Trust
                  Company, including the form of Certificate of Designation, the form of Rights Certificate
                  and the Summary of Rights attached thereto as                                         N/A
                  Exhibits A, B and C, respectively. Filed as Exhibit 99.1 to the Company's Registration Statement on Form 8-A filed on
                  January 5,
                  1999.
       99         Press Release Dated December 31, 1999.                                                10



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